                                                                   Exhibit 99.10

(MULTICURRENCY - CROSS BORDER)

                                      ISDA

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT

                            dated as of April 4, 2006

            between HUB INTERNATIONAL LIMITED PARTNERSHIP ("Party A")

                                       AND

                          BANK OF MONTREAL ("Party B")

                                     PART 1
                             TERMINATION PROVISIONS

(a)  "SPECIFIED ENTITY" means in relation to Party A for the purpose of:-

     Section 5(a)(v), the General Partner and all Affiliates
     Section 5(a)(vi), the General Partner and all Affiliates
     Section 5(a)(vii), the General Partner and all Affiliates
     Section 5(b)(iv), the General Partner and all Affiliates

     and in relation to Party B for the purpose of:-

     Section 5(a)(v), Not Applicable
     Section 5(a)(vi), Not Applicable
     Section 5(a)(vii), Not Applicable
     Section 5(b)(iv), Not Applicable

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will apply to Party A and Party B.

     "SPECIFIED INDEBTEDNESS" will have the meaning specified in Section 14, provided that it will also include any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of any Derivative Transaction and will not include (i) indebtedness in respect of deposits received or (ii) any payment not made because of an intervening change in law making such payment illegal, Force Majeure or act of state, provided that the party had available sufficient funds to make such payment at the time of non-payment.

     "THRESHOLD AMOUNT" shall have the meaning set forth below; for purposes of "THRESHOLD AMOUNT", "EQUITY" means the stockholders' equity including retained earnings, total partnership capital, net assets, or total capital and reserves, as the case may be, of the Party or its Credit Support Provider.

     "THRESHOLD AMOUNT" means in relation to Party A or any Credit Support Provider of Party A, (i) zero with respect to Specified Indebtedness to Party B or any Affiliate of Party B and (ii) USD 100,000 with respect to other Specified Indebtedness.

     "THRESHOLD AMOUNT" means, with respect to Party B, 2% of the Equity of Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will apply to Party A and Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement:-

     (i)  Market Quotation will apply.

     (ii) The Second Method will apply.

(g)  "TERMINATION CURRENCY" means Canadian Dollars.

(h) ADDITIONAL TERMINATION EVENT will apply. The following shall constitute an Additional Termination Event as to which Party A shall be the Affected
     Party:

     (i) if the Notes (as defined in the Private Placement Memorandum) issued under the Private Placement Memorandum dated June 10, 2003, as amended and restated pursuant to the Amended and Restated Note Purchase Agreement dated April 4, 2006 between Party A and the holders of the Notes, are cancelled or prepaid on the part of Party A;

     (ii) The General Partner is terminated or removed as the general partner of Party A without the prior or simultaneous due appointment of a successor general partner, acceptable to Party B in its sole discretion.

                                     PART 2
                               TAX REPRESENTATIONS

(a) PAYER REPRESENTATION. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:-

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:-

     (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

     (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

     (iii) the satisfaction of the agreement of the other party contained in
          Section 4(d) of this Agreement;

     provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below, if any:-

     (i)  The following representation will apply to Party A:

          It is fully eligible for the benefits of the "Business Profits" or "Industrial and Commercial Profits" provision, as the case may be, the "Interest" provision or the "Other Income" provision (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the Specified Jurisdiction.

          "Specified Treaty" means with respect to Party A as Payee, the income tax convention between Canada and the United States of America.

          "Specified Jurisdiction" means, with respect to Party A as Payee, Canada.

     (ii) The following representation will not apply to Party A and will apply to Party B when Party B is acting through its Chicago office:-

          Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States of America.

     (iii) The following representation will apply to Party A and will not apply to Party B:-

          It has been duly created or organized under the laws of the United States of America or of any State of the United States of America, and it is validly existing under those laws.

                                     PART 3
                         AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a) Each party shall, as soon as practicable after demand, deliver to the other Party any form or document reasonably requested by the other party, including without limitation, any form or document required to enable such other party to make payments hereunder without withholding for or on account of Taxes or with such withholding at a reduced rate. Without limiting the generality of the foregoing:

PARTY REQUIRED TO                                                                                COVERED BY SECTION 3(D)
 DELIVER DOCUMENT            FORM/DOCUMENT/CERTIFICATE           DATE BY WHICH TO BE DELIVERED        REPRESENTATION
-----------------            -------------------------           -----------------------------   -----------------------
Party A             Form W-9                                     Upon execution of this          Yes
                                                                 Agreement

Party B             Form W-8-ECI, with respect to Transactions   Upon execution of this          Yes
                    entered into by Party B's Chicago Office     Agreement

     Other documents to be delivered by each party concurrently with the execution and delivery of this Agreement are:

   PARTY REQUIRED
     TO DELIVER             FORM/DOCUMENT/                   DATE BY WHICH             COVERED BY SECTION 3(D)
      DOCUMENT                CERTIFICATE                   TO BE DELIVERED                 REPRESENTATION
   --------------           --------------                  ---------------            -----------------------
Party A & B           Incumbency Certificate       Execution and delivery              Yes
                                                   of Agreement

Party A and Party B   Resolution or other          Upon execution of this Agreement,   Yes
                      documents evidencing the     and if requested, each
                      authority of the party       Confirmation
                      entering into this
                      Agreement and the persons
                      acting on behalf of such
                      party.

Party A               Partnership Agreement,       Upon execution of this Agreement    Yes
                      certified to be in force
                      unamended as of the date
                      hereof

Party A               Credit Support Document      Upon execution of this Agreement    Yes
                      listed in Part 4(f) of
                      this Schedule


Party A               Legal Opinions               Execution and delivery              No
                      in Substantially             of Agreement
                      the form appended
                      as Exhibits IA, IB and IC

Party A               Legal Opinions concerning    Upon execution of this Agreement    No
                      Party A's Credit Support
                      Provider, substantially in
                      the form of Exhibits IIA
                      and IIB

                                     PART 4
                                 MISCELLANEOUS

(a)  ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:-

     ADDRESS(ES) FOR NOTICES OR COMMUNICATIONS TO PARTY A:-

     Address: Hub International Limited Partnership
              c/o Hub International Limited
              55 East Jackson Boulevard,
              Chicago, Illinois, 60604
              Attention: Marianne Paine, Chief Legal Counsel
              Facsimile: (877-402-6606

     ADDRESS(ES) FOR NOTICES OR COMMUNICATIONS TO PARTY B:-

     With respect to Transactions:

     Address: Bank of Montreal
              130 Adelaide Street West, Suite 500
              Toronto, Ontario  M5H 4E1
              Canada
              Attention: Manager, Confirmations
              Facsimile: (416) 867-4778/6827
              Telephone: (416) 867-7173

     Any other notice sent to Party B (including without limitation, any notice in connection with Section 5, 6 or 9(b)) shall be copied to the following address:

     Address: Bank of Montreal
              IBG Documentation, 24th Floor
              First Canadian Place
              Toronto, Ontario  M5X 1A1
              Canada
              Attention: Senior Manager, Documentation
              Telephone: (416) 867-4178

(b)  PROCESS AGENT. For purposes of Section 13(c) of this Agreement:-

     Party A appoints as its Process Agent: Hub International Northeast, Inc., 1065 Avenue of the Americas, New York, New York, 10018, to the attention of its General Counsel, with a copy to Hub International Limited's Chief Legal Counsel at 55 East Jackson Boulevard, Chicago, Illinois, 60604.

     Party B appoints as its Process Agent: its Office at 3 Times Square, New York, N.Y. 10036.

(c)  OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:-

     Party A is not a Multibranch Party.

     Party B is a Multibranch Party and, for purposes of this Agreement and each Transaction entered into pursuant hereto, may act through its Chicago Office.

(e) CALCULATION AGENT. The Calculation Agent is Party B, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f) CREDIT SUPPORT DOCUMENT(S). With respect to Party A, means the Guarantee from Hub International Limited for the obligations of Party A under this Agreement.

(g) CREDIT SUPPORT PROVIDER. With respect to Party A, means Hub International Limited.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) shall apply to all Transactions.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

                                     PART 5
                                OTHER PROVISIONS

(a) 2000 ISDA DEFINITIONS. The provisions of the 2000 ISDA Definitions (the "Definitions"), published by the International Swaps and Derivatives Association, Inc., are incorporated by reference in, and will be deemed to be part of, this Agreement and each Confirmation as if set forth in full in this Agreement or in such Confirmation, without regard to any revision or subsequent edition thereof. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Agreement or the Definitions, such Confirmation will prevail for the purpose of the relevant transaction.

(b) ILLEGALITY OR FORCE MAJEURE. As contemplated by Section 6 of this Agreement, while neither party shall be obligated to violate any applicable law by reason of Section 6 or this Part 5(b), each party shall retain its right to payment pursuant to Section 6(e) if the other party does not perform because of Illegality or Force Majeure.

(c) SET-OFF. Any amount (the "Early Termination Amount") payable to one party (the "Payee") by the other party (the "Payer") under Section 6(e), in circumstances where there is a Defaulting Party or one Affected Party in the case where a Termination Event under Section 5(b)(iv) or 5(b)(v) has occurred, will, at the option of the party ("X") other than the Defaulting Party or the Affected Party (and without prior notice to the Defaulting Party or the Affected Party), be reduced by its set-off against any amount(s) (the "Other Agreement Amount") payable (whether at such time or in the future or upon the occurrence of a contingency) by the Payee to the Payer (irrespective of the currency, place of payment or booking office of the obligation) under any other agreement(s) between the Payee and the Payer or instrument(s) or undertaking(s) issued or executed by one party to, or in favour of, the other party (and the Other Agreement Amount will be discharged promptly and in all respects to the extent it is so set-off). X will give notice to the other party of any set-off effected under this Section.

     For this purpose, either the Early Termination Amount or the Other Agreement Amount (or the relevant portion of such amounts) may be converted by X into the currency in which the other is denominated at the rate of exchange at which such party would be able, acting in a reasonable manner and in good faith, to purchase the relevant amount of such currency.

     If an obligation is unascertained, X may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

     Nothing in this Section shall be effective to create a charge or other security interest. This Section shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise).

(d) CONDITIONS TO CERTAIN PAYMENTS. Notwithstanding the provision of Section 6(e)(i)(3) and (4), as applicable, if the amount referred to therein is a positive number, the Defaulting Party will pay such amount to the Non-defaulting Party, and if the amount referred to therein is a negative number, except to the extent set out below, the Non-defaulting Party shall have no obligation to pay any amount thereunder to the Defaulting Party unless and until the conditions set forth in (i) and (ii) below have been satisfied, at which time there shall arise an obligation of the Non-defaulting Party to pay to the Defaulting Party an amount equal to the absolute value of such negative number less any and all amounts which the Defaulting Party may be obligated to pay under Section 11 (the "Conditional Payment Amount"):

     (i) the Non-defaulting Party shall have received confirmation satisfactory to it in its sole discretion (which may include an unqualified opinion of its counsel) that (x) no further payments or deliveries under
          Section 2(a)(i) or 2(e) in respect of Terminated Transactions will be required to be made in accordance with Section 6(c)(ii) and (y) each Specified Transaction shall have terminated pursuant to its specified termination date or through the exercise by a party of a right to terminate and all obligations owing under each such Specified Transaction shall have been fully and finally performed;

     (ii) all obligations (contingent or absolute, matured or unmatured) of the Defaulting Party and any Affiliate of the Defaulting Party to make any payment or delivery to the Non-defaulting Party or any Affiliate of the Non-defaulting Party shall have been fully and finally performed;

     provided that if the Conditional Payment Amount exceeds the aggregate amount of the obligations owing to the Non-defaulting Party and Affiliates of the Non-defaulting Party by the Defaulting Party and Affiliates of the Defaulting Party (including without limitation all obligations owing under each Specified Transaction), the Non-defaulting Party shall pay the amount of the excess to the Defaulting Party.

(e) RELATIONSHIP BETWEEN THE PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

     (i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decision to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other Party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

     (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

     (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an advisor to it in respect of that Transaction.

(f) TELEPHONE RECORDING. Each party (i) consents to the recording of telephone conversations of trading and marketing personnel of the parties in connection with this Agreement or any potential or actual Transaction hereunder; (ii) agrees to obtain any necessary consent of and give notice of such recording to its trading and marketing personnel; and (iii) agrees that such recordings may be submitted in evidence in any proceeding relating to this Agreement, subject to applicable rules of discovery and evidence.

(g) ADDITIONAL DEFINITIONS. The following definition shall be added to Section 14 in its appropriate alphabetical place:

     "DERIVATIVE TRANSACTION" means (a) any transaction which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) and (b) any combination of these transactions.

     "FORCE MAJEURE" is a natural or man-made disaster, armed conflict, riot, civil disturbance, or similar event that materially disrupts transportation or communication facilities in the relevant city where the party is to make payment, or otherwise prevents the personnel of the party from performing their duties in connection with such payment, and is beyond the control of the party.

     "GENERAL PARTNER" means Hub International Partners Limited, a corporation incorporated under the laws of the Province of Ontario, in its capacity as general partner of Party A, and its successors and assigns.

     "LIMITED PARTNERSHIP AGREEMENT" means, with respect to Party A, the limited partnership agreement between the General Partner and the limited partners of Party A dated as of , as amended, supplemented, restated or replaced from time to time.

     "PARTNERSHIP DOCUMENTATION" means, with respect to Party A, the Limited Partnership Agreement, as any such agreement or document has been amended, supplemented or replaced from time to time, together with any schedules, exhibits, supplements and attachments thereto and the documents incorporated by reference therein.

(h) WAIVER OF JURY TRIAL: EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY CREDIT SUPPORT DOCUMENT OR ANY TRANSACTION. EACH PARTY ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE ENTERED INTO THIS AGREEMENT AND ANY CREDIT SUPPORT DOCUMENT, AS APPLICABLE, IN RELIANCE ON, AMONG OTHER THINGS, THE MUTUAL WAIVERS IN THIS SECTION.

(i) RIGHT TO TERMINATE. Either party (the "Terminating Party") may, provided that no Event of Default or Potential Event of Default exists with respect to that party, elect to terminate any Transaction under this Agreement on the fourth (4th) anniversary of the Effective Date of such Transaction or every four (4) years thereafter, (the "Optional Termination Date"), by providing at least thirty (30) days prior notice to the other party (the "Other Party"). Notice may be provided by telephone but is to be followed up with a written notice to be received by the Other Party prior to the Optional Termination Date. In the event the Terminating Party elects to terminate a Transaction pursuant to the foregoing, the Terminating Party shall at or prior to 2:00 p.m. Toronto time on the Optional Termination Date, determine the amount payable in respect of the terminated Transaction (the "Market Value") by making the calculations required by Section 6(e)(i) of the Agreement as if the Optional Termination Date were an Early Termination Date designated as a result of the occurrence of an Event of Default with respect to the Terminating Party and the parties had specified Loss and the Second Method for that purpose. The Market Value will be paid by the relevant party on the second Business Day following the Optional Termination Date. [NOTE TO DRAFT: CONSIDER WHETHER ANY AMENDMENT TO THIS PARAGRAPH IS REQUIRED TO REFLECT AMENDED AND RESTATED MATURITY DATE AND REPAYMENT PROVISIONS OF THE NOTES.]

     If there is a dispute between the parties as to the calculation of the Market Value,

     (a) the parties will consult with each other in an attempt to resolve the dispute; and

     (b) if the parties fail to resolve the dispute prior to 3:00 p.m. Toronto time on the Optional Termination Date, then Bank of Montreal shall recalculate the Market Value by making calculations required by
          Section 6(e)(i) of the Agreement as if the Optional Termination Date were an Early Termination Date designated as a result of the occurrence of an Event of Default with respect to the Terminating Party and the parties had specified Market Quotation and the Second Method for that purpose.

     Promptly following a resolution pursuant to this paragraph, the Market Value will be paid by the relevant party on the second Business Day following the Optional Termination Date.

     Upon payment of such sum as provided herein, the obligations of both parties with respect to this Transaction shall be discharged in full.

(j) COMMODITY EXCHANGE ACT. Each party represents to the other party on and as of the date hereof and on each date on which a Transaction is entered into among them that:

     (i) such party is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act, as amended (the "CEA").

     (ii) neither this Agreement nor any Transaction has been executed or traded on a "trading facility" as such term is defined in the CEA; and

     (iii) the terms of this Agreement and each Transaction have been subject to individual negotiation.

(k) BANKRUPTCY CODE. The parties hereto agree that each Transaction and this Agreement are a "swap agreement" for purposes of 11 U.S.C. Section 101(53B) and this Agreement is a "master agreement" for purposes of 11 U.S.C.
     Section 101(53B), or any successor provision.

(l) LIMITED PARTNERSHIP PROVISIONS. The parties acknowledge and agree that, for the purposes of Section 3 of the Agreement, the representations made by Party A herein, shall be made by Party A on its own behalf and on behalf of its General Partner. For greater certainty however, and without duplication, Section 3 of this Agreement is hereby supplemented by adding the following further representations on the part of Party A, which representations will be deemed to be repeated on the date of each
     Transaction:

     (i) Party A represents to Party B (which representation will be deemed to be repeated by Party A at all times until the termination of this Agreement) that it is a limited partnership created under the laws of the State of Delaware, its only general partner is Hub International Partners Limited, a corporation incorporated under the laws of the Province of Ontario, the general partner is in good standing under the laws of the Province of Ontario and there are no other general partners of the partnership.

     (ii) The Partnership Agreement between the General Partner and the limited partners of Party A is in full force and effect.

     (iii) The General Partner has the power, authority and capacity to enter into this Agreement, to execute and deliver this Agreement on behalf of Party A, and to perform its obligations under the Partnership Agreement, this Agreement and any Credit Support Document to which Party A is a party, and has taken all necessary action to authorize such execution, delivery and performance.

HUB INTERNATIONAL LIMITED PARTNERSHIP   BANK OF MONTREAL
BY HUB INTERNATIONAL PARTNERS LIMITED
ITS GENERAL PARTNER


By: /s/ W. Kirk James                   By: /s/ R. J. Mailloux
    ---------------------------------       ------------------------------------
Name:   W. Kirk James                   Name:   R. J. Mailloux
      -------------------------------         ----------------------------------
Title:  Authorized Signatory            Title:  Senior Manager Documentation
       ------------------------------          ---------------------------------
Date:   April 4, 2006                   Date:
      -------------------------------         ----------------------------------

                                                                      EXHIBIT IA

                   [Letterhead of Counterparty's U.S. Counsel]

                                                      [Date]

Bank of Montreal
First Canadian Place
Toronto, Ontario
M5X 1A1

Dear Sirs:

          This opinion is furnished to you in connection with the ISDA Master Agreement dated as of April 4, 2006 (the "Agreement") between Hub International Limited Partnership (the "Counterparty") and Bank of Montreal (the "Bank"). Terms defined in the Agreement and used but not defined herein have the meanings given to them in the Agreement.

          We have acted as counsel to the Counterparty and Hub International Partners Limited (the "General Partner") in connection with the execution and delivery of the Agreement. We have examined the Agreement, the constating documents of the Counterparty, including the partnership agreement dated between the Counterparty and the General Partner (the "Partnership Agreement") and such other documents as we have deemed necessary or appropriate for purposes of the opinions expressed herein. We have also made such investigations and considered such questions of law as we have considered necessary for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies, certified or otherwise.

          We express no opinion with respect to the laws of any jurisdiction other than the laws of the States of Delaware and New York and the laws of the United States applicable therein. Insofar as our opinion relating to the General Partner set forth in paragraphs 4, 5, 6 and 7 below assume due authorization, execution and delivery of the Agreement by the General Partner under the laws of the Province of Ontario and the federal laws of Canada applicable therein, we understand that such matters are covered in the opinion of Canadian counsel to the Counterparty and the General Partner delivered to you today.

     Based on the foregoing we are of the opinion that:

     1. The Counterparty is a limited partnership duly organized and validly existing under the laws of the State of Delaware and has full power and authority to perform its obligations under the Partnership Agreement and the Agreement.

     2.   The General Partner is the sole general partner of the Counterparty.

     3. The performance of the Agreement by the Counterparty has been duly authorized by the Counterparty.

     4. The General Partner has executed and delivered the Agreement on behalf of the Counterparty.

     5. The performance, execution and delivery of the Agreement will not conflict with or result in a breach of the constitutive documentation of the Counterparty, including, without limitation, the Partnership Agreement, or any indenture, agreement or other document or instrument to which the Counterparty or the General Partner is a party or by which either the Counterparty or the General Partner is bound or any order of any court or any law or regulation applicable to the Counterparty or the General Partner.

     6. All consents, authorizations, appropriations, and approvals requisite for the Counterparty's and the General Partner's performance of the Agreement and the due execution and delivery of the Agreement by the General Partner by or on behalf of the Counterparty have been duly obtained and remain in full force and effect and no action by, and no notice to or filing with any legislature, government, governmental authority or regulatory body is required for such execution, delivery, or performance.

     7. The Agreement is a legal, valid, and binding obligation of the Counterparty and the General Partner, enforceable against each of them in accordance with its terms subject to the qualifications that the enforceability of the Agreement may be limited by bankruptcy, insolvency and other similar laws of general application affecting the enforcement of creditors' rights generally.

     This opinion is provided solely for your benefit and is not to be relied upon for any purpose other than in respect of the Agreement or by any other person.

                                        Yours very truly,

                                                                      EXHIBIT IB

            [Letterhead of Counterparty's External Canadian Counsel]

                                                            [Date]

Bank of Montreal
First Canadian Place
Toronto, Ontario
M5X 1A1

Dear Sirs:

          This opinion is furnished to you in connection with the ISDA Master Agreement dated as of April 4, 2006 (the "Agreement") between Hub International Limited Partnership (the "Counterparty") and Bank of Montreal (the "Bank"). Terms defined in the Agreement and used but not defined herein have the meanings given to them in the Agreement.

          We have acted as Canadian counsel to the Counterparty and Hub International Partners Limited (the "General Partner") in connection with the execution and delivery of the Agreement. We have examined the Agreement. We have also made such investigations and considered such questions of law as we have considered necessary for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies, certified or otherwise.

          We express no opinion with respect to the laws of any jurisdiction other than the laws of the Province of Ontario and the federal laws of Canada applicable therein.

     Based on the foregoing we are of the opinion that:

     1. The performance, execution and delivery of the Agreement will not conflict with or result in a breach of any law or regulation applicable to the Counterparty or the General Partner.

     2. All consents, authorizations, appropriations, and approvals from any government, governmental authority or regulatory body requisite for the Counterparty's and the General Partner's performance of the Agreement and the due execution and delivery of the Agreement by the General Partner by or on behalf of the Counterparty have been duly obtained and remain in full force and effect and no action by, and no notice to or filing with any legislature, government, governmental authority or regulatory body is required for such execution, delivery, or performance.

     This opinion is provided solely for your benefit and is not to be relied upon for any purpose other than in respect of the Agreement or by any other person.

                                        Yours very truly,

                                                                      EXHIBIT IC

            [Letterhead of Counterparty's Internal Canadian Counsel]

                                                            [Date]

Bank of Montreal
First Canadian Place
Toronto, Ontario
M5X 1A1

Dear Sirs:

          This opinion is furnished to you in connection with the ISDA Master Agreement dated as of April 4, 2006 (the "Agreement") between Hub International Limited Partnership (the "Counterparty") and Bank of Montreal (the "Bank"). Terms defined in the Agreement and used but not defined herein have the meanings given to them in the Agreement.

          We have acted as Canadian counsel to the Counterparty and Hub International Partners Limited (the "General Partner") in connection with the execution and delivery of the Agreement. We have examined the Agreement, the constating documents of the Counterparty and the General Partner, including the partnership agreement dated between the Counterparty and the General Partner (the "Partnership Agreement") and such other documents as we have deemed necessary or appropriate for purposes of the opinions expressed herein. We have also made such investigations and considered such questions of law as we have considered necessary for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies, certified or otherwise.

          We express no opinion with respect to the laws of any jurisdiction other than the laws of the Province of Ontario and the federal laws of Canada applicable therein.

     Based on the foregoing we are of the opinion that:

     3. The General Partner is a corporation duly organized and validly existing under the laws of the Province of Ontario and has full power and authority to perform its obligations under the Partnership Agreement and under the Agreement and to execute and deliver the Agreement by or on behalf of the Counterparty (in its capacity as the general partner of the Counterparty).

     4. The performance of the Agreement by the General Partner and the execution and delivery of the Agreement by the General Partner by or on behalf of the Counterparty have been duly authorized by all necessary action on the part of the General Partner.

     5. The General Partner has executed and delivered the Agreement on behalf of the Counterparty.

     6. The performance, execution and delivery of the Agreement will not conflict with or result in a breach of the constitutive documentation of the General Partner, including, without limitation, the Partnership Agreement, or any indenture, agreement or other document or instrument to which the Counterparty or the General Partner is a party or by which either the Counterparty or the General Partner is bound or any order of any court applicable to the Counterparty or the General Partner.

     7. All consents, authorizations, appropriations, and approvals (other than from any government, governmental authority or regulatory body) requisite for the Counterparty's and the General Partner's performance of the Agreement and the due execution and delivery of the Agreement by the General Partner by or on behalf of the Counterparty have been duly obtained and remain in full force and effect.

     This opinion is provided solely for your benefit and is not to be relied upon for any purpose other than in respect of the Agreement or by any other person.

                                        Yours very truly,

                                                                     EXHIBIT IIA

        Letterhead of Credit Support Provider's External Canadian Counsel

                                                            Date

Bank of Montreal
First Canadian Place
Toronto, Ontario
M5X 1A1

Dear Sirs:

          This opinion is furnished to you in connection with the ISDA Master Agreement dated as of April 4, 2006 (the "Agreement") between Hub International Limited Partnership ("Counterparty") and Bank of Montreal (the "Bank"), in respect of which Hub International Limited (the "Credit Support Provider") has provided credit support in the form of a Guarantee dated April 4, 2006 (the "Credit Support Document") covering the obligations of the Counterparty. Terms defined in the Agreement and used but not defined herein have the meanings given to them in the Agreement.

          We have acted as Canadian counsel to the Credit Support Provider in connection with the execution and delivery of the Credit Support Document. We have examined the Agreement and the Credit Support Document. We have also made such investigations and considered such questions of law as we have considered necessary for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies, certified or otherwise.

          We express no opinion with respect to the laws of any jurisdiction other than the laws of the Province of Ontario and the laws of Canada applicable therein.

     Based on the foregoing we are of the opinion that:

     1. The execution and delivery of the Credit Support Document and the performance by the Credit Support Provider of its obligations thereunder do not conflict with, or result in a breach of any law or regulation affecting the Credit Support Provider.

     2. No action by, notice to or filing with, or consent, authorization or approval of, any governmental authority or regulatory body is required in connection with the Credit Support Provider's execution, delivery and performance of the Credit Support Document.

     This opinion is provided solely for your benefit and is not to be relied upon for any purpose other than in respect of the Agreement or by any other person.

                                        Yours very truly,

                                                                     EXHIBIT IIB

        Letterhead of Credit Support Provider's Internal Canadian Counsel

                                                            Date

Bank of Montreal
First Canadian Place
Toronto, Ontario
M5X 1A1

Dear Sirs:

          This opinion is furnished to you in connection with the ISDA Master Agreement dated as of April 4, 2006 (the "Agreement") between Hub International Limited Partnership ("Counterparty") and Bank of Montreal (the "Bank"), in respect of which Hub International Limited (the "Credit Support Provider") has provided credit support in the form of a Guarantee dated April 4, 2006 (the "Credit Support Document") covering the obligations of the Counterparty. Terms defined in the Agreement and used but not defined herein have the meanings given to them in the Agreement.

          We have acted as Canadian counsel to the Credit Support Provider in connection with the execution and delivery of the Credit Support Document. We have examined the Agreement, the Credit Support Document, the Credit Support Provider's constating documents and such other documents as we have deemed necessary or appropriate for purposes of the opinions expressed herein. We have also made such investigations and considered such questions of law as we have considered necessary for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies, certified or otherwise.

          We express no opinion with respect to the laws of any jurisdiction other than the laws of the Province of Ontario and the laws of Canada applicable therein.

     Based on the foregoing we are of the opinion that:

     1. The Credit Support Provider has been duly organized incorporated and is validly existing and in good standing under the laws of the Province of Ontario.

     2. The execution and delivery of the Credit Support Document and the performance by the Credit Support Provider of its obligations thereunder have been duly authorized by the Credit Support Provider, are within the corporate power of the Credit Support Provider and do not conflict with, or result in a breach of, (i) the constating documents of the Credit Support Provider, or (iii) any agreement, decree, order, judgment, injunction or other instrument binding on or affecting the Credit Support Provider.

     3. The Credit Support Document has been duly authorized, executed and delivered by the Credit Support Provider to the Bank.

     6. The Credit Support Document constitutes a legal, valid and binding obligation of the Credit Support Provider enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws and equitable principles of general application affecting the rights of creditors, or limiting the availability of specific performance, injunctive relief or any other equitable remedy.

     This opinion is provided solely for your benefit and is not to be relied upon for any purpose other than in respect of the Agreement or by any other person.

                                        Yours very truly,